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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 14, 1999
                Date of Report (Date of earliest event reported)

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

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          Delaware                    1-6388                  56-0950247
(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)               file no.)            identification no.)


           401 North Main Street
             Winston-Salem, NC                               27102
  (Address of principal executive offices)                (Zip code)


                                 (336) 741-5000
                         Registrant's telephone number,
                               including area code


                           1301 Avenue of the Americas
                               New York, NY 10019
             (Former name or address, if changed since last report)


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Item 5.  Other Events.

     On June 14, 1999, the registrant's former parent RJR Nabisco Holdings Corp. completed the distribution of 100% of the common stock of the registrant R.J. Reynolds Tobacco Holdings, Inc. to record holders of the common stock of RJR Nabisco Holdings Corp. as of May 27, 1999, the record date for the distribution. This document refers to R.J. Reynolds Tobacco Holdings, Inc. as RJR. The distribution is intended to be tax-free for United States federal income tax purposes. As a result of the distribution, RJR is now an independent publicly traded company. For more information about the distribution, stockholders should refer to the Information Statement of RJR, which is filed as Exhibit 99.1 to the Registration Statement of RJR on Form 8-A dated May 19, 1999.

     RJR issued two press releases on June 15, 1999 which are attached as Exhibits 99.1 and 99.2 to this document and incorporated into this document by reference. The press release attached as Exhibit 99.1 announced the completion of the distribution. The press release attached as Exhibit 99.2 announced the composition of RJR's board of directors upon completion of the distribution.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits


Exhibit
  No.                                Description
-------                              -----------

  3.1 Restated Certificate of Incorporation of R.J. Reynolds Tobacco Holdings, Inc.

  3.2      By-Laws of R.J. Reynolds Tobacco Holdings, Inc.

  4.1 Rights Agreement dated as of May 18, 1999 between R.J. Reynolds Tobacco Holdings, Inc. and its rights agent.

 10.1 Tax Sharing Agreement dated as of June 14, 1999 among RJR Nabisco Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc., R.J. Reynolds Tobacco Company and Nabisco Holdings Corp.

 10.2      RJR Nabisco, Inc. 1999 Long Term Incentive Plan.

 99.1 Press Release dated June 15, 1999 announcing the completion of the distribution.

 99.2 Press Release dated June 15, 1999 relating to the composition of RJR's board of directors.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    R.J. REYNOLDS TOBACCO HOLDINGS, INC.




                                    By: /s/ Charles A. Blixt
                                        ------------------------------------
                                        Name:  Charles A. Blixt
                                        Title: Executive Vice President
                                               and General Councel

June 15, 1999



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